UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2007

SK3 GROUP, INC.

 (Exact name of registrant as specified in its charter)

Delaware 000-30919 98-6218467 (State or Other Jurisdiction (Commission File (I.R.S. Employer of Incorporation) Number) Identification Number)

500 Mamaroneck Ave., Harrison, New York 10528

(Address of principal executive offices) (zip code)

(914) 777-2090

 (Registrant's telephone number, including area code)

CTT INTERNATIONAL DISTRIBUTORS, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 16, 2007, SK3 Group, Inc. (formerly CTT International Distributors Inc.) (the “Company”), Reliablecom Acquisition Corp., a wholly-owned subsidiary of the Company, Reliablecom, Inc. (“Reliablecom”), and Kapadia Holdings, Inc., the sole shareholder of Reliablecom, entered into an Agreement and Plan of Merger (the “Merger Agreement”), Pursuant to the terms of the Purchase Agreement, either party had the right to terminate the Purchase Agreement if a closing had not occurred by June 30, 2007.  On June 26, 2007, the parties entered into Amendment No. 1 to Merger Agreement, pursuant to which the termination date was extended to July 31, 2007.

On May 25, 2007, the Company, Reliablecom, The Phone Card Warehouse, Inc., Kaushika Patel and Pradip Patel entered into a Stock Purchase Agreement (the “Purchase Agreement”).  Pursuant to the terms of the Purchase Agreement, either party had the right to terminate the Purchase Agreement if a closing had not occurred by June 30, 2007.  On June 26, 2007, the parties entered into Amendment No. 1 to Stock Purchase Agreement, pursuant to which the termination date was extended to July 31, 2007.

On May 9, 2007, the Company, Reliablecom, Sohel Distributors Inc. (“SDI”) and Sohel Kapadia, the sole shareholder of SDI (the “Seller”), entered into a Stock Purchase Agreement (the “Purchase Agreement”).  Pursuant to the terms of the Purchase Agreement, either party had the right to terminate the Purchase Agreement if a closing had not occurred by June 30, 2007.  On June 26, 2007, the parties entered into Amendment No. 1 to Stock Purchase Agreement, pursuant to which the termination date was extended to July 31, 2007.  In addition, as part of the Amendment, the parties agreed that if SDI recovers any sums for Federal Excise Tax overpayments prior to the closing date, such amounts will be paid to the seller of SDI, less any expenses of collection.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1

Amendment No. 1 to Agreement and Plan of Merger, dated April 16, 2007, by and between SK3 Group, Inc. (formerly CTT International Distributors Inc.), Reliablecom Acquisition Corp., Reliablecom, Inc. and Kapadia Holdings, Inc., dated as of June 26, 2007

10.2

Amendment No. 1 to Stock Purchase Agreement, dated May 25, 2007, by and between SK3 Group, Inc. (formerly CTT International Distributors Inc., Reliablecom Inc., The Phone Card Warehouse, Inc. and Kaushika Patel, dated as of June 26, 2007

10.3

Amendment No. 1 to Stock Purchase Agreement, dated May 9, 2007, by and between CTT International Distributors Inc., Reliablecom Inc., Sohel Distributors Inc. and Sohel Kapadia, dated as of June 26, 2007

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SK3 GROUP, INC.

Dated:  June 27, 2007

By: /s/ SAJID KAPADIA

       Sajid Kapadia

       Chief Executive Officer